                                                                    EXHIBIT 99.6


                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


I.   RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                                709,932.57
        Available Funds:
              Contract Payments due and received in this period                                                         7,488,036.08
              Contract Payments due in prior period(s) and received in this period                                        243,723.87
              Contract Payments received in this period for next period                                                   193,144.99
              Sales, Use and Property Tax, Maintenance, Late Charges                                                      181,071.36
              Prepayment Amounts related to early termination in this period                                            1,072,317.82
              Servicer Advance                                                                                          1,035,678.86
              Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
              Transfer from Reserve Account                                                                                 9,314.03
              Interest earned on Collection Account                                                                         8,093.64
              Interest earned on Affiliated Account                                                                         1,060.68
              Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                 Section 5.03                                                                                                   0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                                                  0.00
              Amounts paid under insurance policies                                                                             0.00
              Any other amounts                                                                                                 0.00

                                                                                                                    ----------------
        Total Available Funds                                                                                          10,942,373.90
        Less: Amounts to be Retained in Collection Account                                                                552,453.56
                                                                                                                    ----------------
        AMOUNT TO BE DISTRIBUTED                                                                                       10,389,920.34
                                                                                                                    ================


        DISTRIBUTION OF FUNDS:

              1.   To Trustee -  Fees                                                                                           0.00
              2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             243,723.87
              3.   To Noteholders (For Servicer Report immediately following the Final
                     Additional Closing Date)
                       a) Class A1 Principal and Interest                                                               6,698,341.80
                       a) Class A2 Principal (distributed after A1 Note matures) and Interest                             133,428.75
                       a) Class A3 Principal (distributed after A2 Note matures) and Interest                             357,765.00
                       a) Class A4 Principal (distributed after A3 Note matures) and Interest                             517,178.81
                       b) Class B Principal and Interest                                                                  133,129.03
                       c) Class C Principal and Interest                                                                  268,765.43
                       d) Class D Principal and Interest                                                                  181,245.17
                       e) Class E Principal and Interest                                                                  249,393.97

              4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
              5.   To Issuer - Residual  Principal and Interest and Reserve Account
                     Distribution
                       a) Residual Interest (Provided no Restricting or Amortization Event
                            in effect)                                                                                    946,127.96
                       b) Residual Principal (Provided no Restricting or Amortization Event
                            in effect)                                                                                    227,520.19
                       c) Reserve Account Distribution (Provided no Restricting or
                            Amortization Event in effect)                                                                   9,314.03
              6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                     Any Other Amounts                                                                                    190,225.68
              7.   To Servicer, Servicing Fee and other Servicing Compensations                                           233,760.65
                                                                                                                    ----------------
        TOTAL FUNDS DISTRIBUTED                                                                                        10,389,920.34
                                                                                                                    ================

                                                                                                                    ----------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting
           Event Funds (if any)}                                                                                          552,453.56
                                                                                                                    ================

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                      $6,443,748.69
        - Add Investment Earnings                                                                                           9,314.03
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
        - Less Distribution to Certificate Account                                                                          9,314.03
                                                                                                                    ----------------
End of period balance                                                                                                  $6,443,748.69
                                                                                                                    ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $6,443,748.69
                                                                                                                    ================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                         254,670,893.22
                   Pool B                                                                          74,466,487.55
                                                                                                ----------------
                                                                                                                      329,137,380.77

Class A Overdue Interest, if any                                                                            0.00
Class A Monthly Interest - Pool A                                                                     798,984.73
Class A Monthly Interest - Pool B                                                                     233,625.38

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  4,739,221.32
Class A Monthly Principal - Pool B                                                                  1,934,882.93
                                                                                                ----------------
                                                                                                                        6,674,104.25

Ending Principal Balance of the Class A Notes
                   Pool A                                                                         249,931,671.90
                   Pool B                                                                          72,531,604.62
                                                                                                ----------------    ----------------
                                                                                                                      322,463,276.52
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $378,036,000     Original Face $378,036,000      Balance Factor
$        2.731513              $         17.654679                   85.299621%
--------------------------------------------------------------------------------


IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                        13,101,380.77
                   Class A2                                                                        59,500,000.00
                   Class A3                                                                       122,000,000.00
                   Class A4                                                                       134,536,000.00

                                                                                                ----------------

Class A Monthly Interest                                                                                              329,137,380.77
                   Class A1 (Actual Number Days/360)                                                   24,237.55
                   Class A2                                                                           133,428.75
                   Class A3                                                                           357,765.00
                   Class A4                                                                           517,178.81

                                                                                                ----------------

Class A Monthly Principal
                   Class A1                                                                         6,674,104.25
                   Class A2                                                                                 0.00
                   Class A3                                                                                 0.00
                   Class A4                                                                                 0.00

                                                                                                ----------------
                                                                                                                        6,674,104.25

Ending Principal Balance of the Class A Notes
                   Class A1                                                                         6,427,276.52
                   Class A2                                                                        59,500,000.00
                   Class A3                                                                       122,000,000.00
                   Class A4                                                                       134,536,000.00

                                                                                                ----------------    ----------------
                                                                                                                      322,463,276.52
                                                                                                                    ================

Class A1

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $62,000,000      Original Face $62,000,000       Balance Factor
$        0.390928              $         107.646843                  10.366575%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                   Pool A                                                                           4,338,424.25
                   Pool B                                                                           1,268,567.48
                                                                                                ----------------
                                                                                                                        5,606,991.73

Class B Overdue Interest, if any                                                                            0.00
Class B Monthly Interest - Pool A                                                                      15,036.26
Class B Monthly Interest - Pool B                                                                       4,396.64
Class B Overdue Principal, if any                                                                           0.00
Class B Monthly Principal - Pool A                                                                     80,734.60
Class B Monthly Principal - Pool B                                                                     32,961.53
                                                                                                ----------------
                                                                                                                          113,696.13

Ending Principal Balance of the Class B Notes
                   Pool A                                                                           4,257,689.65
                   Pool B                                                                           1,235,605.95
                                                                                                ----------------
                                                                                                                    ----------------
                                                                                                                        5,493,295.60
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $6,440,000       Original Face $6,440,000        Balance Factor
$        3.017531              $        17.654679                    85.299621%
--------------------------------------------------------------------------------


VI.  CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                   Pool A                                                                           8,683,585.19
                   Pool B                                                                           2,539,104.82
                                                                                                ----------------
                                                                                                                       11,222,690.01

Class C Overdue Interest, if any                                                                            0.00
Class C Monthly Interest - Pool A                                                                      31,875.99
Class C Monthly Interest - Pool B                                                                       9,320.63
Class C Overdue Principal, if any                                                                           0.00
Class C Monthly Principal - Pool A                                                                    161,594.56
Class C Monthly Principal - Pool B                                                                     65,974.25
                                                                                                ----------------
                                                                                                                          227,568.81

Ending Principal Balance of the Class C Notes
                   Pool A                                                                           8,521,990.63
                   Pool B                                                                           2,473,130.57
                                                                                                ----------------
                                                                                                                    ----------------
                                                                                                                       10,995,121.20
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $12,890,000      Original Face $12,890,000       Balance Factor
$       3.196014               $       17.654679                     85.299621%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                   Pool A                                                                           5,786,811.25
                   Pool B                                                                           1,692,079.93
                                                                                                ----------------
                                                                                                                        7,478,891.18

Class D Overdue Interest, if any                                                                            0.00
Class D Monthly Interest - Pool A                                                                      22,896.48
Class D Monthly Interest - Pool B                                                                       6,695.00
Class D Overdue Principal, if any                                                                           0.00
Class D Monthly Principal - Pool A                                                                    107,687.92
Class D Monthly Principal - Pool B                                                                     43,965.77
                                                                                                ----------------
                                                                                                                          151,653.69

Ending Principal Balance of the Class D Notes
                   Pool A                                                                           5,679,123.33
                   Pool B                                                                           1,648,114.16
                                                                                                ----------------
                                                                                                                    ----------------
                                                                                                                        7,327,237.49
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $8,590,000       Original Face $8,590,000        Balance Factor
$       3.444875               $        17.654679                    85.299622%
--------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                   Pool A                                                                           7,235,198.22
                   Pool B                                                                           2,115,592.37
                                                                                                ----------------
                                                                                                                        9,350,790.59

Class E Overdue Interest, if any                                                                            0.00
Class E Monthly Interest - Pool A                                                                      46,257.03
Class E Monthly Interest - Pool B                                                                      13,525.69
Class E Overdue Principal, if any                                                                           0.00
Class E Monthly Principal - Pool A                                                                    134,641.24
Class E Monthly Principal - Pool B                                                                     54,970.01
                                                                                                ----------------
                                                                                                                          189,611.25

Ending Principal Balance of the Class E Notes
                   Pool A                                                                           7,100,556.98
                   Pool B                                                                           2,060,622.36
                                                                                                ----------------
                                                                                                                    ----------------
                                                                                                                        9,161,179.34
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $10,740,000      Original Face $10,740,000       Balance Factor
$       5.566361               $        17.654679                    85.299621%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                   Pool A                                                                           8,681,730.04
                   Pool B                                                                           2,538,562.36
                                                                                                ----------------
                                                                                                                       11,220,292.40

Residual Interest - Pool A                                                                            883,563.38
Residual Interest - Pool B                                                                             62,564.58
Residual Principal - Pool A                                                                           161,560.04
Residual Principal - Pool B                                                                            65,960.15
                                                                                                ----------------
                                                                                                                          227,520.19

Ending Residual Principal Balance
                   Pool A                                                                           8,520,170.00
                   Pool B                                                                           2,472,602.21
                                                                                                ----------------
                                                                                                                    ----------------
                                                                                                                       10,992,772.21
                                                                                                                    ================


X.   PAYMENT TO SERVICER

     - Collection period Servicer Fee                                                                                     233,760.65
     - Servicer Advances reimbursement                                                                                    243,723.87
     - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                    190,225.68
                                                                                                                    ----------------
      Total amounts due to Servicer                                                                                       667,710.20
                                                                                                                    ================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                    289,396,642.17

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   5,385,439.68
                                                                                                                    ----------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                       284,011,202.49
                                                                                                                    ================

     Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                             4,410,321.54

        - Principal portion of Prepayment Amounts                                                     975,118.14

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                        0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                             0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                      0.00

                                                                                                ----------------
                               Total Decline in Aggregate Discounted Contract Balance               5,385,439.68
                                                                                                ================


POOL B

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                     84,620,394.51

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   2,198,714.66
                                                                                                                    ----------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                        82,421,679.85
                                                                                                                    ================

     Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                             2,092,182.41

        - Principal portion of Prepayment Amounts                                                     106,532.25

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                        0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                             0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                      0.00

                                                                                                ----------------
                               Total Decline in Aggregate Discounted Contract Balance               2,198,714.66
                                                                                                ================

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     366,432,882.34
                                                                                                                    ================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                                      Predecessor
                                                                           Discounted            Predecessor        Discounted
        Lease #      Lessee Name                                           Present Value         Lease #            Present Value
        --------------------------------------------------------           --------------        ------------       ----------------
        3092-701     RADIOLOGY SPECIALISTS, LTD                             $1,285,497.56        3083-701               $619,156.09





                                                                           --------------                           ----------------
                                                                Totals:     $1,285,497.56                               $619,156.09

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $619,156.09
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $323,844,130.83
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.19%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $619,156.09
b)  Total discounted Contract Balance of Substitute Receivables                                                        $1,285,497.56
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                             YES   X    NO
                                                                 -----     -----


        POOL B                                                                                                      Predecessor
                                                                           Discounted            Predecessor        Discounted
        Lease #      Lessee Name                                           Present Value         Lease #            Present Value
        --------------------------------------------------------           -------------         -----------        ----------------
                     NONE

                                                                           -------------                            ----------------
                                                                Totals:           $0.00                                       $0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                              $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                           $105,739,115.35
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                             YES        NO   X
                                                                 -----     -----

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                     Predecessor
                                                                           Discounted            Predecessor        Discounted
        Lease #      Lessee Name                                           Present Value         Lease #            Present Value
        --------------------------------------------------------           -------------         -----------        ----------------
                     NONE                                                                                                     $0.00










                                                                           -------------                            ----------------
                                                                Totals:            $0.00                                      $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                        0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $323,844,130.83
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables              $0.00
b)  Total discounted Contract Balance of Substitute Receivables               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES                            NO   X
                                                                      -----                         -----


        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                               Predecessor
                                                                           Discounted            Predecessor        Discounted
        Lease #      Lessee Name                                           Present Value         Lease #            Present Value
        ---------------------------------------------------------          -------------         -----------        ----------------
                     None




                                                                           -------------                            ----------------
                                                                 Totals:          $0.00                                       $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                          $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                           $105,739,115.35
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES                            NO   X
                                                                      -----                         -----

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XV. POOL PERFORMANCE MEASUREMENTS

1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
     This Month                        3,164,928.59     This Month                       366,432,882.34
     1 Month Prior                     4,230,294.85     1 Month Prior                    374,017,036.68
     2 Months Prior                    1,490,758.13     2 Months Prior                   381,603,234.16

     Total                             8,885,981.57     Total                          1,122,053,153.18

     a) 3 MONTH AVERAGE                2,961,993.86     b) 3 MONTH AVERAGE               374,017,717.73

     c) a/b                                   0.79%

2.   Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                Yes                 No       X
                                                                                                    -------------      -------------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                      Yes                 No       X
                                                                                                    -------------      -------------
     B. An Indenture Event of Default has occurred and is then continuing?                      Yes                 No       X
                                                                                                    -------------      -------------

4.   Has a Servicer Event of Default occurred?                                                  Yes                 No       X
                                                                                                    -------------      -------------


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                           Yes                 No       X
                                                                                                    -------------      -------------
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or
          obligation not remedied within 90 days?                                               Yes                 No       X
                                                                                                    -------------      -------------
     C. As of any Determination date, the sum of all defaulted contracts since the Closing
          date exceeds 6% of the ADCB on the Closing Date?                                      Yes                 No       X
                                                                                                    -------------      -------------

6.   Aggregate Discounted Contract Balance at Closing Date                                              Balance   $ 429,583,246.18
                                                                                                                  ----------------


     DELINQUENT LEASE SUMMARY

         Days Past Due          Current Pool Balance          # Leases
         -------------          --------------------          --------

               31 - 60                 21,175,285.48                43
               61 - 90                  5,170,171.68                17
              91 - 180                  3,164,928.59                18



Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization